SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  August 12, 2003

YOUNG BROADCASTING INC.

(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	0-25042 (Commission File No.)	13-3339681 (IRS Employer Identification No.)

599 Lexington Avenue

New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number:  (212) 754-7070

Item 12. Results of Operations and Financial Condition.

On August 12, 2003, Young Broadcasting Inc. issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YOUNG BROADCASTING INC.

Date: August 12, 2003	By:	/s/ James A. Morgan
James A. Morgan
Executive Vice President